UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 12, 2006

Chindex International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24624	13-3097642
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7201 Wisconsin Avenue, Bethesda, Maryland		20814
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(301) 215-7777

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The Company's employment agreement with Roberta Lipson, the Company's chief executive officer, provides that Ms. Lipson, who resides in China, shall be paid an allowance approved by the Compensation Committee for tuition costs for her minor children who attend primary or secondary schools. On September 12, 2006, the Compensation Committee of the Board of Directors of the Company approved, and Ms. Lipson's employment agreement has been amended to reflect, an increase in this allowance from $38,300 to $90,000 for the fiscal year ending March 31, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chindex International, Inc.

September 21, 2006	By:	Lawrence Pemble

Name: Lawrence Pemble
Title: Chief Financial Officer